Exhibit 10.17

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT #2 TO THE SEARCH SERVICES AGREEMENT

This Amendment #2 to the Search Services Agreement (the “Agreement”) entered into by and between Overture Services, Inc., a Delaware corporation (“Overture”) and Claria Corporation (formerly known as The Gator Corporation) (“Claria”) effective as of March 28, 2003, as amended September 12, 2003, is made and entered into effective as of October 1, 2003 (the “Amendment Effective Date”).

In consideration of the mutual covenants contained herein, and for such other good and valuable consideration, the sufficiency of which is acknowledged by the parties hereto, the parties hereby agree to the below terms and conditions and hereby amend the Agreement as follows:

1. All instances of Gator are hereby amended and replaced to read Claria.

2. Section 4.8 of the Agreement is amended by adding the following sentences at the end of the paragraph:

“Notwithstanding the foregoing, Claria may display a Results Page to a User in response to a User using a search engine that typically displays results to Users in the countries listed on Exhibit 1 to this Amendment #2 so long as the Results Page contains Overture Results provided by the Overture authorized country specific results feed. In addition, the parties have also agreed to display Results Pages to Users in the countries listed on Exhibit 2 to this Amendment #2 on a test basis.”

3. Section 4.9 of the Agreement is hereby amended by adding the following sentence at the end of the paragraph:

“Notwithstanding the foregoing, Claria shall transmit Pop Under Search Queries to Overture that are initiated by Users using a search engine that typically displays results to Users in the countries listed on Exhibit 1 and on Exhibit 2 (on a test basis only).”

4. A new Section 4.10 is hereby added stating the following:

“4.10 Test Countries. The countries listed on Exhibit 2 to this Amendment #2, and any other countries as mutually agreed between the parties (agreement by email is acceptable), shall be considered test countries for forty-five (45) days (such forty-five day period for the countries listed on Exhibit 2 to end no earlier than February 16, 2004) following the first display of a Results Page to Users (“Launch”) in the countries listed on Exhibit 2 and either party may opt-out of such countries on twenty-four hours notice (notice by email is acceptable). For the avoidance of doubt, upon the expiration of the aforementioned forty-five (45) day period, such country shall cease to be considered a test country and all the Parties’ obligations under this Agreement shall apply as if that country appeared on Exhibit 1.”

5. Section 5.1, Decline in PPC, is hereby deleted and replaced in its entirety with the following:

“5.1 Decline in PPC. In the event that the Claria PPC for any one country declines below [***]% of the average Claria PPC for the prior [***] period (the “Pre-Decline PPC”) for a period of [***] ([***]) successive months, on [***] prior written notice, [***] shall have the right to terminate this Agreement only as to the parties’ obligations under this Agreement with respect to Users in such

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

country. Notwithstanding the foregoing, [***] shall have the right to prevent termination on that basis following the receipt of notice thereof by calculating [***] on the basis of an average price per click equal to the Pre-Decline PPC arising out of Searchscout Queries and Pop Under Queries from Users in such country and giving notice to [***] (within five (5) days following receipt of [***] notice) that it intends to exercise such right to prevent [***] termination; provided, however, that if the Claria PPC during any subsequent [***] rises above the Pre-Decline PPC arising out of Searchscout Queries and Pop Under Queries from Users in such country, Overture shall pay Claria’s appropriate revenue share under Section 3.1, Payments.”

6. Section 5.3, Below Average Conversion Rate, is hereby deleted and replaced in its entirety with the following:

“5.3 Below Average Conversion Rate. On a country by country basis, for any month in which the Advertiser conversion rate from Overture Results displayed by Claria (the “Claria Conversion Rate”) is [***] percent ([***]%) or more below the average conversion rate for all Overture Network Partners tracked by Overture for such country (the “Overall Conversion Rate”), Overture shall provide Claria with a written statement (a “Conversion Statement”) setting forth the percentage difference between the Claria Conversion Rate for such country and the Overall Conversion Rate for such country. In the event that the Claria Conversion Rate for any country falls [***] percent ([***]%) or more below the Overall Conversion Rate for such country, then Claria shall have a [***] ([***]) month period in which to cure by raising the Claria Conversion Rate for such country to a rate less than [***] percent ([***]%) below the Overall Conversion Rate for such country. In the event that Claria fails to cure within such [***] period, or in the event that in any [***] following such cure, the Claria Conversion Rate for such country again falls to [***] percent ([***]%) or more below the Overall Conversion Rate for such country, Overture shall have the right to immediately terminate this Agreement only as to the Parties obligations under this contract with respect to Users in such country. Notwithstanding the foregoing, Overture shall have no right to terminate this Agreement (in whole or in part), if, during the one-month period prior to the termination right, Overture has failed to provide Claria with (i) a Conversion Statement on or about both the first day of such month and (ii) a Conversion Statement on or about the fifteenth day of such month reflecting a Claria Conversion Rate [***] percent ([***]%) or more below the Overall Conversion Rate (e.g., for Overture to have a termination right starting on March 1, Overture has to provide (i) a Conversion Statement on or about February 1st and (ii) a Conversion Statement on or about February 15th showing a Claria Conversion Rate [***] percent ([***]%) or more below the Overall Conversion Rate). Each Conversion Statement provided hereunder shall be treated as Overture’s Confidential Information under Section 5 of the Terms and Conditions, Confidentiality.”

7. Section 7, Additional Termination Rights, is hereby deleted and replaced in its entirety with the following:

“7. Additional Termination Rights. On a country by country basis, if a court of competent jurisdiction enters a final, binding judgment that prevents either party from carrying out its respective obligations under this Agreement as to such country, this Agreement shall terminate only as to the parties’ obligations applicable to Users located in such country and the delivery and display of Results to the same. If (i) at least [***] ([***]) separate [***] are [***] in any one country asserting [***] in a [***] ([***]) and [***] determines in [***] that [***] materially impair its business; or (ii) a court of competent jurisdiction enters a final judgment against [***] that [***] determines in [***] materially impairs the value of this Agreement, then either party may terminate this Agreement as to the parties’ obligations applicable to Users located in such country and the display and delivery of

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Results to the same. Each party shall provide the other party with prompt written notice [***] under this Section 8.4. Neither the provision of notice under the preceding sentence, nor the failure to provide such notice, shall prejudice a party’s right to seek indemnification under Section 6 of the Terms and Conditions (Indemnification).”

8. Section 3.2 (g) of the Terms and Conditions of the Agreement is hereby amended by adding the following words at the end of the phrase:

“unless the top level domain corresponds with a country listed on Exhibit 1 or on Exhibit 2 (on a test basis only)”

In the event of conflict between the terms and conditions of the Agreement and the terms and conditions of this Amendment #2, the terms and conditions of this Amendment #2 will control. All capitalized terms used but not defined herein shall have the meaning assigned to them in the Agreement. Except as provided above, the terms and conditions of the Agreement remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment #2 to the Agreement to be executed by their duly authorized representatives on the date(s) set forth below.

Claria Corporation:		Overture Services, Inc.:

Signature:	/s/ Scott VanDeVelde	Signature:	/s/ William Demas

Name: Scott VanDeVelde		Name: William Demas
Title: SVP, Global Sales		Title: SVP & GM, PBSG
Date: 1/12/04		Date: 1/16/04

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 1

List of Countries

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***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 2

List of Countries in Test Phase

[***]

***	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.